                                                                      EXHIBIT 16

                             CALCULATION OF YIELD



        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                                          a-b    6
                        YIELD (y) - 2[  (----+ 1) -1]
                                          cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

          CLASS A                 CLASS B                   CLASS C
          -------                 -------                   -------
       a = 961,929             a = 201,575                 a = 29,956
       b = 156,071             b = 55,140                  b = 8,191
       c = 23,141,707          c = 4,850,171               c = 720,546
       d = 7.32                d = 6.96                    d = 6.96
       y = 5.78                y = 5.26                    y = 5.27

                              CORPORATE BOND FUND
                        CALCULATION OF DISTRIBUTION RATE
                          PERIOD ENDED AUGUST 31, 1997



                        Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price



Class A Shares


                                    $0.4860
                                    -------
                                     $7.32                      = 6.64%



Class B Shares


                                    $0.4332
                                    -------
                                     $6.96                      = 6.22%



Class C Shares


                                    $0.4332
                                    -------
                                     $6.96                      = 6.22%

                      CORPORATE BOND FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1997



                                                            n
         Formula                                      P(1+T)   =    ERV

         Including Payment of the Sales Charge
         Net Asset Value                                $6.97
         Initial Investment                         $1,000.00  =    P
         Ending Redeemable Value                    $1,071.46  =    ERV
         One year period ended 8/31/97 = (12 Mos.)          1  =    n

         TOTAL RETURN FOR THE PERIOD                    7.15%  =    T


         Excluding Payment of the Sales Charge
         Net Asset Value                                $6.97
         Initial Investment                         $1,000.00  =    P
         Ending Redeemable Value                    $1,124.62  =    ERV
         One year period ended 8/31/97 = (12 Mos.)          1  =    n

         TOTAL RETURN FOR THE PERIOD                   12.46%  =    T


           TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1997

                                                            n
         Formula                                      P(1+T)   =    ERV
         Including Payment of the Sales Charge
         Net Asset Value                                $6.97
         Initial Investment                         $1,000.00  =    P
         Ending Redeemable Value                    $1,356.82  =    ERV
         Five years ended 8/31/97 = (60 Mos.)               5  =    n

         TOTAL RETURN FOR THE PERIOD                    6.29%  =    T


         Excluding Payment of the Sales Charge
         Net Asset Value                                $6.97
         Initial Investment                         $1,000.00  =    P
         Ending Redeemable Value                    $1,424.88  =    ERV
         Five years ended 8/31/97 = (60 Mos.)               5  =    n

         TOTAL RETURN FOR THE PERIOD                    7.34%  =    T

                      CORPORATE BOND FUND - CLASS A SHARES

            TOTAL RETURN CALCULATION TEN YEARS ENDED AUGUST 31, 1997



                                                          n
           Formula                                  P(1+T)   =    ERV
           Including Payment of the Sales Charge
           Net Asset Value                            $6.97
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $2,161.29  =    ERV
           Ten years ended 8/31/97 = (120 Mos.)          10  =    n

           TOTAL RETURN FOR THE PERIOD                8.01%  =    T


           Excluding Payment of the Sales Charge
           Net Asset Value                            $6.97
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $2,270.64  =    ERV
           Ten years ended 8/31/97 = (120 Mos.)          10  =    n

           TOTAL RETURN FOR THE PERIOD                8.55%  =    T

         TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1997

                                                          n
           Formula                                  P(1+T)   =    ERV

           Including Payment of the Sales Charge
           Net Asset Value                            $6.97
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $7,981.29  =    ERV
           Inception through 8/31/97 = (311 Mos.)     25.94  =    n

           TOTAL RETURN FOR THE PERIOD                8.34%  =    T


           Excluding Payment of the Sales Charge
           Net Asset Value                            $6.97
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $8,379.63  =    ERV
           Inception through 8/31/97 = (311 Mos.)     25.94  =    n

           TOTAL RETURN FOR THE PERIOD                8.54%  =    T

                      CORPORATE BOND FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1997



      Formula                       ERV - P
                                    -------
                                       P                    =  T

      Including Payment of the Sales Charge
      Net Asset Value                                     $6.97
      Initial Investment                              $1,000.00  =    P
      Ending Redeemable Value                         $7,981.29  =    ERV

      TOTAL RETURN FOR THE PERIOD                       698.13%  =    T


      Excluding Payment of the Sales Charge
      Net Asset Value                                     $6.97
      Initial Investment                              $1,000.00  =    P
      Ending Redeemable Value                         $8,379.63  =    ERV



      TOTAL RETURN FOR THE PERIOD                       737.96%  =    T

                      CORPORATE BOND FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1997


                                                            n
        Formula                                       P(1+T)   =    ERV

        Including Payment of the CDSC
        Net Asset Value                                 $6.96
        Initial Investment                          $1,000.00  =    P
        Ending Redeemable Value                     $1,081.93  =    ERV
        One year period ended 8/31/97  = (12 Mos.)          1  =    n

        TOTAL RETURN FOR THE PERIOD                     8.19%  =    T


        Excluding Payment of the CDSC
        Net Asset Value                                 $6.96
        Initial Investment                          $1,000.00  =    P
        Ending Redeemable Value                     $1,121.93  =    ERV
        One year period ended 8/31/97  = (12 Mos.)          1  =    n

        TOTAL RETURN FOR THE PERIOD                    12.19%  =    T

           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1997

                                                            n
        Formula                                       P(1+T)   =    ERV


        Including Payment of the CDSC
        Net Asset Value                                 $6.96
        Initial Investment                          $1,000.00  =    P
        Ending Redeemable Value                     $1,348.43  =    ERV
        Inception through 8/31/97  = (59 Mos.)           4.93  =    n

        TOTAL RETURN FOR THE PERIOD                     6.25%  =    T


        Excluding Payment of the CDSC
        Net Asset Value                                 $6.96
        Initial Investment                          $1,000.00  =    P
        Ending Redeemable Value                     $1,363.24  =    ERV
        Inception through 8/31/97  = (59 Mos.)           4.93  =    n

        TOTAL RETURN FOR THE PERIOD                     6.49%  =    T

                      CORPORATE BOND FUND - CLASS B SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1997


          Formula                      ERV - P
                                       -------
                                         P              = T

          Including Payment of the CDSC
          Net Asset Value                              $6.96
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                  $1,348.43  =    ERV

          TOTAL RETURN FOR THE PERIOD                 34.84%  =    T


          Excluding Payment of the CDSC
          Net Asset Value                              $6.96
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                  $1,363.24  =    ERV

          TOTAL RETURN FOR THE PERIOD                 36.32%  =    T

                      CORPORATE BOND FUND - CLASS C SHARES


         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1997


                                                            n
        Formula                                       P(1+T)   =    ERV

        Including Payment of the CDSC
        Net Asset Value                                 $6.96
        Initial Investment                          $1,000.00  =    P
        Ending Redeemable Value                     $1,106.31  =    ERV
        One year period ended 8/31/97  = (12 Mos.)          1  =    n

        TOTAL RETURN FOR THE PERIOD                    10.63%  =    T


        Excluding Payment of the CDSC
        Net Asset Value                                 $6.96
        Initial Investment                          $1,000.00  =    P
        Ending Redeemable Value                     $1,116.31  =    ERV
        One year period ended 8/31/97  = (12 Mos.)          1  =    n

        TOTAL RETURN FOR THE PERIOD                    11.63%  =    T

           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1997

                                                            n
        Formula                                       P(1+T)   =    ERV

        Including Payment of the CDSC
        Net Asset Value                                 $6.96
        Initial Investment                          $1,000.00  =    P
        Ending Redeemable Value                     $1,215.68  =    ERV
        Inception through 8/31/97  = (48 Mos.)           4.01  =    n

        TOTAL RETURN FOR THE PERIOD                     4.99%  =    T

        Excluding Payment of the CDSC
        Net Asset Value                                 $6.96
        Initial Investment                          $1,000.00  =    P
        Ending Redeemable Value                     $1,215.68  =    ERV
        Inception through 8/31/97  = (48 Mos.)           4.01  =    n

        TOTAL RETURN FOR THE PERIOD                     4.99%  =    T

                      CORPORATE BOND FUND - CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1997


          Formula                     ERV - P
                                      -------
                                         P           =     T

          Including Payment of the CDSC
          Net Asset Value                              $6.96
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                  $1,215.68  =    ERV

          TOTAL RETURN FOR THE PERIOD                 21.57%  =    T

          Excluding Payment of the CDSC
          Net Asset Value                              $6.96
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                  $1,215.68  =    ERV

          TOTAL RETURN FOR THE PERIOD                 21.57%  =    T